EXHIBIT 99.2

Loan Name                                                   Curr Amount     Maturity              Notes
A1
Lakemont Gardens                                             2,250,000.00   07/01/10
Staples Plaza                                                6,400,000.00   07/01/10
Campus Edge Apts - Phase II                                  4,456,000.00   07/01/10
Pierremont Mall Shopping Center                              3,190,642.29   07/01/10

A2
Lakeforest Mall                                            121,050,000.00   07/08/10   * Partial contributor to A1
Mill Creek Professional Center                               3,716,724.02   08/01/10
Gunbarrel Commons                                            1,198,643.97   09/01/10
SouthTown Mobile Home Park                                   1,347,991.23   09/01/10
8822 South Ridgeline Boulevard                              10,500,000.00   10/01/10
Computershare Canton                                        44,500,000.00   10/01/10

A3
Two Renaissance Square                                      85,200,000.00   04/01/12
Bell Plaza                                                   3,119,501.91   06/01/12
Ehrlich Portfolio - Church's - San Antonio                     700,000.00   07/01/12
5109 E. La Palma Ave                                         3,788,401.32   07/01/12
Ehrlich Portfolio - Jack in the Box - Hurst                    880,000.00   07/01/12
Ehrlich Portfolio - Golden Corral - Lakeland                 1,600,000.00   07/01/12
Ehrlich Portfolio - Black Eyed Pea - Plano                   1,490,000.00   07/01/12
Ehrlich Portfolio - Applebee's - Mount Vernon                2,040,000.00   07/01/12
Ehrlich Portfolio - Arby's - New Bern                          580,000.00   07/01/12
Circuit City Headquarters                                   31,270,000.00   07/01/12
Ehrlich Portfolio - Tony Roma's - Jacksonville               1,300,000.00   07/01/12
Ehrlich Portfolio - Taco Bell  - Macomb                        720,000.00   07/01/12
Ehrlich Portfolio - Denny's - Virginia Beach                   990,000.00   07/01/12
AMLI Downtown Apartments                                    25,000,000.00   08/01/12
CVS Wilmington                                               2,335,000.00   08/01/12
Courtyard Madison East                                      10,100,000.00   09/01/12
Golden Valley Office Park                                    7,200,000.00   10/01/12

A4A
Circle K Portfolio Pod 3 - 809 E Southern Ave                  592,000.00   10/01/14
Circle K Portfolio Pod 3 - 1802 E University Dr                585,000.00   10/01/14
Circle K Portfolio Pod 3 - 5902 W Bell Rd                      570,000.00   10/01/14
Circle K Portfolio Pod 3 - 9049 W Peoria Ave                   435,000.00   10/01/14
Circle K Portfolio Pod 3 - 18649 S Arizona Ave                 655,000.00   10/01/14
Kash N' Karry - New Port Richey                              2,452,308.25   10/01/14
Circle K Portfolio Pod 3 - 410 N Center                        599,000.00   10/01/14
Circle K Portfolio Pod 3 - 3410 N Hayden Rd                    494,000.00   10/01/14
FedEx Miami                                                 11,250,000.00   10/01/14
Circle K Portfolio Pod 10 - 325 W 70 St                        613,000.00   10/01/14
Circle K Portfolio Pod 10 - 2631 Wrightsboro Rd                484,000.00   10/01/14
Circle K Portfolio Pod 10 - 400 S Suncoast Blvd                487,000.00   10/01/14
Circle K Portfolio Pod 10 - 3275 W Gulf To Lake Hwy            418,000.00   10/01/14
Circle K Portfolio Pod 10 - 7700 N Atlantic Ave                557,000.00   10/01/14
Circle K Portfolio Pod 10 - 41 Tamiami Tr                      593,000.00   10/01/14
Circle K Portfolio Pod 10 - 1224 HWY 41 N                      529,000.00   10/01/14
Circle K Portfolio Pod 3 - 2815 E University                   494,000.00   10/01/14
Circle K Portfolio Pod 10 - 528 US Highway 80                  377,000.00   10/01/14
Circle K Portfolio Pod 3 - 15 W Southern Ave                   571,000.00   10/01/14
Circle K Portfolio Pod 10 - 762 Pierremont Rd                  502,000.00   10/01/14
Circle K Portfolio Pod 10 - 1825 Appling Harlem Dr             578,000.00   10/01/14
Circle K Portfolio Pod 3 - 4306 W Maryland Ave                 425,000.00   10/01/14
Depot Business Park                                         42,000,000.00   12/01/14
Terri's Consign and Design Furnishings                       4,426,239.53   02/01/15
200 Madison Avenue                                          45,000,000.00   04/01/15
Marriott Philadelphia West                                  29,860,000.00   05/01/15
60 East End Avenue Coop                                      8,900,000.00   05/01/15
Kirklands Cookeville                                         1,100,000.00   05/01/15
65 King Street                                                 600,000.00   05/01/15
13 South William St                                          2,037,932.55   06/01/15
AMTEC Center 4 & 10                                          9,941,034.96   06/01/15
Dunn Center Ground Lease                                     2,987,854.01   06/01/15
CVS - Lakeland                                               2,384,949.25   06/01/15
Edgewood Court Apartments                                    1,195,004.20   06/01/15
Park City Retail                                             2,300,000.00   06/01/15
Churchill Square Apartments                                    796,669.47   06/01/15
CVS - Keystone Heights                                       2,534,008.58   06/01/15
College & Horizon                                            1,600,000.00   06/01/15
Waco Apartments Portfolio - 1600 & 1604 Bagby                  227,083.07   07/01/15
Hartwell Retail                                              1,642,313.00   07/01/15
Pyramid Self Storage                                         3,575,000.00   07/01/15
Ridgepoint Apartments                                        6,400,000.00   07/01/15
Los Altos Courtyard                                          3,439,363.26   07/01/15
Rite Aid - Philadelphia                                      1,802,772.79   07/01/15
CVS Pharmacy-CT                                              2,941,334.08   07/01/15
University Manor Apartments                                  1,990,917.70   07/01/15
Heritage Heights Apartments                                  1,921,196.85   07/01/15
Park Road Benicia                                            3,589,280.05   07/01/15
Waco Apartments Portfolio - St. James Apartments               177,048.48   07/01/15
Waco Apartments Portfolio - South 11th Street Apartments       812,381.37   07/01/15
505 Paradise Road                                            2,900,000.00   07/01/15
Rollingwood Shopping Center                                 13,600,000.00   07/01/15
Rivercrest Apartments - Idaho                                6,780,874.20   07/01/15
NJ Retail Portfolio                                          2,581,808.46   07/01/15
520 East 72nd Street Coop                                    6,500,000.00   07/01/15
Brookstone Apartments                                        9,690,000.00   07/01/15
5455 S. Centinela Avenue                                     3,490,110.34   07/01/15
Turnpike Plaza                                               1,315,825.17   07/01/15
125 Phillips Avenue                                          3,782,645.47   07/01/15
Metroliner Center                                            1,385,603.78   07/01/15
Eckerd - Virginia Beach                                      2,339,577.03   07/01/15
Dollar General (Pool 6) - Walnut                               596,468.85   07/01/15
Dollar General (Pool 6) - Hwy 46                               568,726.02   07/01/15
Dollar General (Pool 6) - San Marcos                           617,276.95   07/01/15
Best Buy, Sanford, FL                                        7,537,741.32   07/01/15
Wal-Mart Supercenter                                         8,011,849.74   07/01/15
Plantation Corporate Center                                  6,500,000.00   07/01/15
Holiday Hammond and The Edge                                 1,869,579.08   07/01/15
Walgreens Chesapeake                                         2,500,000.00   08/01/15
InTown Suites - Brandon                                      5,579,137.58   08/01/15
Castroville and Salinas Industrial                           3,891,711.00   08/01/15
Rite Aid - Poulsbo                                           1,600,000.00   08/01/15
Rite Aid - Turlock                                           1,550,000.00   08/01/15
Shasta Villa Apartments                                      2,993,473.50   08/01/15
Security Public Storage - Oceanside                          2,694,200.22   08/01/15
Rite Aid - Medford                                           1,775,000.00   08/01/15
Security Public Storage - Vallejo                            1,596,563.10   08/01/15
Rite Aid - Sequim                                            1,600,000.00   08/01/15
Rite Aid - Seaside                                           1,475,000.00   08/01/15
InTown Suites - Chicago West                                 2,600,113.13   08/01/15
InTown Suites - Hamilton Church                              3,616,225.47   08/01/15
InTown Suites - Gunbarrel Road                               1,972,183.03   08/01/15
InTown Suites - Memphis SE                                   1,990,964.11   08/01/15
InTown Suites - Mobile                                       3,497,348.40   08/01/15
Cirby Business Park                                          1,721,380.30   08/01/15
InTown Suites - Broad River                                  3,613,244.82   08/01/15
Buena Vista Plaza                                           22,000,000.00   08/01/15
Walgreens - Des Moines                                       3,567,369.38   08/01/15
Walgreens - Albuquerque                                      4,540,288.32   08/01/15
InTown Suites - Charlotte North                              2,418,223.74   08/01/15
Walgreens - Ruidoso                                          3,572,358.72   08/01/15
Walgreens - Lawton                                           3,841,782.41   08/01/15
InTown Suites - Sandy Springs                                2,860,725.56   08/01/15
Walgreens - Cheyenne                                         4,613,132.51   08/01/15
InTown Suites - Military Trail                               6,742,378.35   08/01/15
Rite Aid - Gonzales, LA                                      1,182,633.57   08/01/15
Heritage Plaza                                               5,190,576.69   08/01/15
Eckerd - McKeesport                                          2,694,023.91   08/01/15
Park 'N Fly Houston                                          7,560,000.00   08/01/15
1810-1848 Lomita Blvd                                        3,100,000.00   08/01/15
Owatonna Commons                                             2,754,367.79   08/01/15
Wilton Executive Campus                                     36,000,000.00   08/01/15
Airport Center                                               2,550,000.00   08/01/15
Pebble Creek Apartments                                      3,093,040.17   08/01/15
Fifth & Pine                                                28,500,000.00   08/07/15
25 East Salem                                                5,000,000.00   08/01/15
Corral Hollow                                               21,300,000.00   08/08/15
CarMax Buena Park                                           12,970,242.91   08/01/15
Swift Creek Shopping Center                                  4,335,735.49   08/01/15
HH GREGG - Muncie, IN                                        1,462,433.06   08/01/15
Park 'N Fly Atlanta                                         16,890,000.00   08/01/15
Park 'N Fly Cleveland                                        9,440,000.00   08/01/15
Hanover Commons                                              4,250,000.00   08/01/15
Park 'N Fly Dallas                                          14,110,000.00   08/01/15
Redding Hilltop Apartments                                   2,095,431.45   08/01/15
Four Storage - Bristol Plaza                                 2,694,346.48   08/01/15
2525 N. Naomi Street                                         1,679,740.52   08/01/15
Tractor Supply Company - Wisconsin                           2,574,609.27   08/01/15
Summerhill Plaza                                            17,463,199.91   08/01/15
31775 Hayman Street                                          9,000,000.00   08/01/15
Birch Commons Apartment Complex                              6,550,000.00   08/01/15
Veteran Avenue Apartments                                    2,524,679.77   08/01/15
Sun Trust                                                   12,600,000.00   08/01/15
Pride Center                                                 9,976,136.50   08/01/15
Van Nuys and Sherman Way Shopping Center                     1,694,893.39   08/01/15
Maple Commerce Center                                        2,494,765.25   08/01/15
1345 Avenue of the Americas                                 46,800,000.00   08/08/15
Lawson Commons                                              58,300,000.00   08/01/15
Sunrise Business Park                                        1,298,503.28   09/01/15   ** Split between A4A and A4B
Sand Hill Plaza                                             20,000,000.00   09/01/15   ** Split between A4A and A4B
2 East Hutton Centre Drive                                   5,000,000.00   09/01/15   ** Split between A4A and A4B
3235 San Fernando Road                                       1,637,339.35   09/01/15   ** Split between A4A and A4B
Temple Towne Center                                         18,976,443.76   09/01/15   ** Split between A4A and A4B
190 S. Weber Road                                            2,247,380.42   09/01/15   ** Split between A4A and A4B
Security Public Storage - Bethesda                           9,988,379.06   09/01/15   ** Split between A4A and A4B
Tinton Pines Apartments                                      3,493,286.68   09/01/15   ** Split between A4A and A4B
1184 Cromwell Avenue                                         1,498,157.66   09/01/15   ** Split between A4A and A4B
1110 Wyatt Street                                            1,498,157.66   09/01/15   ** Split between A4A and A4B
Maple Lewis Business Center-Corona CA                        3,240,015.39   09/01/15   ** Split between A4A and A4B
White Cap Industries II                                      1,797,097.29   09/01/15   ** Split between A4A and A4B
14140 Ventura Blvd                                           4,700,000.00   09/01/15   ** Split between A4A and A4B
Mercado Fiesta Center                                       11,386,678.01   09/01/15   ** Split between A4A and A4B
Willow Run Apartments                                       12,784,846.32   09/01/15   ** Split between A4A and A4B
North Bay Self Storage                                       4,095,181.97   09/01/15   ** Split between A4A and A4B
Red Branch Center                                            1,598,133.72   09/01/15   ** Split between A4A and A4B
Cascade Boulevard Center                                    14,500,000.00   09/01/15   ** Split between A4A and A4B
Meridian Town Centre                                         9,360,000.00   09/01/15   ** Split between A4A and A4B
Security Public Storage - Escondido                          4,095,261.95   09/01/15   ** Split between A4A and A4B
Holiday Inn - Daytona Beach                                  7,986,884.01   09/01/15   ** Split between A4A and A4B
3685 17th Street Apartments                                  1,897,804.32   09/01/15   ** Split between A4A and A4B
City View Apartments                                         1,800,000.00   09/01/15   ** Split between A4A and A4B
Corporate Pointe                                             4,991,616.36   09/01/15   ** Split between A4A and A4B
American Stock Exchange Building                            26,500,000.00   09/01/15   ** Split between A4A and A4B
Rosamond Apartments                                          3,800,000.00   09/01/15   ** Split between A4A and A4B
Marketplace Square                                           4,214,966.85   09/01/15   ** Split between A4A and A4B
Saddle Brook Shopping Center                                23,471,971.81   09/01/15   ** Split between A4A and A4B
Walgreens - Miami                                            3,400,000.00   09/01/15   ** Split between A4A and A4B
Broomfield Marketplace                                       1,650,000.00   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 5) - Bryan                                613,347.79   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 5) - McAllen (Auburn)                     616,698.76   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 7) - Santa Rosa                           566,954.24   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 5) - McAllen (Dove)                       536,260.19   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 3) - Dripping Springs                     499,591.09   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 3) - Castroville                          555,100.97   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 5) - Laredo                               630,105.69   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 3) - New Waverly                          457,958.41   09/01/15   ** Split between A4A and A4B
Days Inn - Anaheim                                           7,238,587.47   09/01/15   ** Split between A4A and A4B
Page Self Storage                                            2,860,544.41   09/01/15   ** Split between A4A and A4B
51 East 71st Street                                            688,391.85   09/01/15   ** Split between A4A and A4B
Park Avenue Plaza                                           19,350,000.00   09/08/15   ** Split between A4A and A4B
Colonial Village                                             3,894,008.02   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 7) - Weslaco                              587,953.81   09/01/15   ** Split between A4A and A4B
Victoria Square Shopping Center                              2,647,115.75   09/01/15   ** Split between A4A and A4B
Bonita Centre East                                           2,697,072.39   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 4) - San Juan                             613,657.33   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 4) - Premont                              363,257.34   09/01/15   ** Split between A4A and A4B
Walgreens - San Bernardino                                   3,396,409.60   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 4) - Edinburg                             620,711.84   09/01/15   ** Split between A4A and A4B
2020 West Pinnacle Peak Road                                 1,248,694.92   09/01/15   ** Split between A4A and A4B
3010 Knight Street                                           1,498,445.75   09/01/15   ** Split between A4A and A4B
Towne Storage - West Jordan                                  1,498,406.98   09/01/15   ** Split between A4A and A4B
Oregon Aero Building                                         1,696,174.59   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 3) - Harlingen                            534,285.15   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 7) - Southpark                            580,954.27   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 7) - Edinburg                             580,954.27   09/01/15   ** Split between A4A and A4B
Dollar General (Pool 7) - Heavenly                             503,960.54   09/01/15   ** Split between A4A and A4B
24 Hour Fitness Portfolio - 7420 Metcalf                     2,473,903.70   09/01/15   ** Split between A4A and A4B
68-70 East 11th Street                                       5,285,000.00   09/01/15   ** Split between A4A and A4B
5800 Park Center, Ltd                                        1,148,265.13   09/01/15   ** Split between A4A and A4B
24 Hour Fitness Portfolio -  Cypress                        16,400,004.10   09/01/15   ** Split between A4A and A4B
Hampton Inn St. Louis                                       14,982,954.30   09/01/15   ** Split between A4A and A4B
Oxboro Place Apartments                                      1,098,260.57   09/01/15   ** Split between A4A and A4B
South Bluff Crossing                                         1,996,740.64   09/01/15   ** Split between A4A and A4B
Foothill Center                                              3,225,000.00   09/01/15   ** Split between A4A and A4B
West Cliff Shopping Center                                   5,154,179.97   09/01/15   ** Split between A4A and A4B
Parkway Apartments                                           1,896,954.44   09/01/15   ** Split between A4A and A4B
2145 E. 49th Street                                          1,800,000.00   09/01/15   ** Split between A4A and A4B
Security Public Storage - Roseville                          2,297,396.08   09/01/15   ** Split between A4A and A4B
Parkridge Center                                             2,497,153.73   09/01/15   ** Split between A4A and A4B
The Westin Copley Place                                    105,000,000.00   09/01/15   ** Split between A4A and A4B
Security Public Storage - Sacramento II                      1,797,958.34   09/01/15   ** Split between A4A and A4B
2525 West 59th Street                                          548,718.14   09/01/15   ** Split between A4A and A4B
1150 North Miller Street                                     2,296,340.97   09/01/15   ** Split between A4A and A4B
Severna Park Plaza                                           2,297,356.89   09/01/15   ** Split between A4A and A4B
Country Faire Shopping Center                                1,498,273.02   09/01/15   ** Split between A4A and A4B
5525 West Division Street                                      773,193.75   09/01/15   ** Split between A4A and A4B

A4B
2200 Harbor Blvd                                            13,000,000.00   10/01/15   ** Split between A4B and AJ
Murray Street Station Apartments                             8,000,000.00   10/01/15   ** Split between A4B and AJ
The Tannery                                                  8,000,000.00   10/01/15   ** Split between A4B and AJ
10000 College Blvd                                           3,500,000.00   10/01/15   ** Split between A4B and AJ
Pennwood Square Apartments                                   1,350,000.00   10/01/15   ** Split between A4B and AJ
Manhattan Gateway Shopping Center                           22,400,000.00   10/01/15   ** Split between A4B and AJ
1220 Railroad Street                                         2,000,000.00   10/01/15   ** Split between A4B and AJ
Amberley Court Apartments Complex                            6,400,000.00   10/03/15   ** Split between A4B and AJ
ParkCenter 400                                               5,800,000.00   10/01/15   ** Split between A4B and AJ
Security Public Storage - Richmond                           6,450,000.00   10/01/15   ** Split between A4B and AJ
Lynnwood Corporate Center                                    7,600,000.00   10/01/15   ** Split between A4B and AJ
Centre Pointe Plaza                                          6,400,000.00   10/01/15   ** Split between A4B and AJ
849 North 10th Street                                        2,700,000.00   10/01/15   ** Split between A4B and AJ
Shoppes of Midtown                                           5,880,000.00   10/01/15   ** Split between A4B and AJ
Spanish River Plaza                                          4,500,000.00   10/01/15   ** Split between A4B and AJ
Eckerd - Hiram                                               2,200,000.00   10/01/15   ** Split between A4B and AJ
Queen's Boulevard Office                                     8,650,000.00   10/01/15   ** Split between A4B and AJ
Security Public Storage - Herndon                            5,250,000.00   10/01/15   ** Split between A4B and AJ
205 Place                                                    8,800,000.00   10/01/15   ** Split between A4B and AJ
1301 West Highlands Boulevard                               19,737,600.00   10/01/15   ** Split between A4B and AJ
The Colonnade Shopping Center                               16,200,000.00   10/01/15   ** Split between A4B and AJ
Springview Terrace Portfolio - Fairview Estates              3,300,000.00   10/01/15   ** Split between A4B and AJ
Springview Terrace Portfolio - Grand Valley Village          7,060,000.00   10/01/15   ** Split between A4B and AJ
Springview Terrace Portfolio - Wedgewood Terrace             3,320,000.00   10/01/15   ** Split between A4B and AJ
Herndon - Reston Business Park                              10,250,000.00   10/01/15   ** Split between A4B and AJ
101 Locust Street                                            4,175,000.00   10/01/15   ** Split between A4B and AJ
Winding Commons                                             10,400,000.00   10/01/15   ** Split between A4B and AJ
Springview Terrace Portfolio - Meadowview Village            3,240,000.00   10/01/15   ** Split between A4B and AJ

AJ
West Towne Mall                                            113,000,000.00   11/01/15
East Towne Mall                                             80,000,000.00   11/01/15


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AND OTHER INFORMATION

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value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                                                October 13, 2005

                                BSCMS 2005-TOP20

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Gross     Net
     Name                                             Contributor   Current Balance   Coupon   Coupon   Balloon   Amort Type
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                     7 YEAR LOANS
----------------------------------------------------------------------------------------------------------------------------
 1   Two Renaissance Square                               PR          85,200,000.00   5.1400   5.1087        78   Bullet
 2   Bell Plaza                                           BS           3,119,501.91   5.2340   5.1827        80   Amortizing
 3   5109 E. La Palma Ave.                                WF           3,788,401.32   5.4100   5.3287        81   Amortizing
 4   Circuit City Headquarters                            BS          31,270,000.00   5.1050   5.0537        81   Bullet
 5   Ehrlich Portfolio - Applebee's - Mount Vernon        BS           2,040,000.00   5.2500   5.1987        81   Bullet
 6   Ehrlich Portfolio - Arby's - New Bern                BS             580,000.00   5.2500   5.1987        81   Bullet
 7   Ehrlich Portfolio - Black Eyed Pea - Plano           BS           1,490,000.00   5.2500   5.1987        81   Bullet
 8   Ehrlich Portfolio - Church's - San Antonio           BS             700,000.00   5.2500   5.1987        81   Bullet
 9   Ehrlich Portfolio - Denny's - Virginia Beach         BS             990,000.00   5.2500   5.1987        81   Bullet
10   Ehrlich Portfolio - Golden Corral - Lakeland         BS           1,600,000.00   5.2500   5.1987        81   Bullet
11   Ehrlich Portfolio - Jack in the Box - Hurst          BS             880,000.00   5.2500   5.1987        81   Bullet
12   Ehrlich Portfolio - Taco Bell - Macomb               BS             720,000.00   5.2500   5.1987        81   Bullet
13   Ehrlich Portfolio - Tony Roma's - Jacksonville       BS           1,300,000.00   5.2500   5.1987        81   Bullet
14   AMLI Downtown Apartments                             WF          25,000,000.00   5.2500   5.2187        82   Amortizing
15   CVS Wilmington                                       BS           2,335,000.00   5.0340   4.9827        82   Bullet
16   Courtyard Madison East                               MS          10,100,000.00   5.2600   5.2287        83   Amortizing
17   Golden Valley Office Park                            MS           7,200,000.00   5.1600   5.1287        84   Amortizing
----------------------------------------------------------------------------------------------------------------------------
                                                                     178,312,903.23
                                                                     --------------


------------------------------------------------
                            Balloon    Cut-Off
     Property Type   DSCR     LTV      Date LTV
------------------------------------------------

------------------------------------------------
 1      Office       1.60     70.60%      70.60%
 2      Retail       1.81     51.10%      60.60%
 3      Office       1.75     47.20%      52.60%
 4      Office       2.06     59.00%      59.00%
 5      Retail       2.08     68.30%      68.30%
 6      Retail       2.08     68.30%      68.30%
 7      Retail       2.08     68.30%      68.30%
 8      Retail       2.08     68.30%      68.30%
 9      Retail       2.08     68.30%      68.30%
10      Retail       2.08     68.30%      68.30%
11      Retail       2.08     68.30%      68.30%
12      Retail       2.08     68.30%      68.30%
13      Retail       2.08     68.30%      68.30%
14    Multifamily    1.39     73.40%      79.20%
15      Retail       2.59     54.00%      54.00%
16    Hospitality    2.11     69.90%      75.40%
17      Office       1.99     51.50%      53.70%
------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. The Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"). Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                                                October 13, 2005

                                BSCMS 2005-TOP20

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Gross     Net
     Name                                             Contributor   Current Balance   Coupon   Coupon   Balloon   Amort Type
----------------------------------------------------------------------------------------------------------------------------
              5 YEAR LOANS
----------------------------------------------------------------------------------------------------------------------------
 1   Campus Edge Apts - Phase II                          MS           4,456,000.00   4.5400   4.5087        57   Bullet
 2   Lake Forest Mall                                     MS         121,050,000.00   4.8950   4.8637        57   Bullet
 3   Lakemont Gardens                                     MS           2,250,000.00   5.0300   4.9987        57   Bullet
 4   Pierremont Mall Shopping Center                      WF           3,190,642.29   5.6000   5.5687        57   Amortizing
 5   Staples Plaza                                        BS           6,400,000.00   5.2500   5.1987        57   Amortizing
 6   Mill Creek Professional Center                       WF           3,716,724.02   5.1000   5.0687        58   Amortizing
 7   Gunbarrel Commons                                    WF           1,198,643.97   5.3300   5.1487        59   Amortizing
 8   SouthTown Mobile Home Park                           WF           1,347,991.23   5.8000   5.7187        59   Amortizing
 9   8822 South Ridgeline Boulevard                       PR          10,500,000.00   5.4800   5.4487        60   Bullet
10   Computershare Canton                                 BS          44,500,000.00   5.3390   5.2477        60   Bullet
----------------------------------------------------------------------------------------------------------------------------
                                                                     198,610,001.51
                                                                     --------------


------------------------------------------------
                            Balloon    Cut-Off
     Property Type   DSCR     LTV      Date LTV
------------------------------------------------

------------------------------------------------
 1    Multifamily    3.49     41.30%      41.30%
 2      Retail       2.37     55.30%      55.30%
 3    Multifamily    3.01     45.90%      45.90%
 4      Retail       1.47     60.20%      64.50%
 5      Retail       1.65     65.30%      68.10%
 6      Office       1.51     67.60%      72.90%
 7      Retail       1.79     47.90%      51.60%
 8   MH Community    1.42     53.90%      59.60%
 9      Office       1.56     66.00%      66.00%
10      Office       1.85     64.00%      64.00%
------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. The Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"). Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

TOP 20 A3 Balloon Loans

Loan Name                                         Curr Amount    Maturity
Two Renaissance Square                           85,200,000.00   04/01/12
Bell Plaza                                        3,119,501.91   06/01/12
Ehrlich Portfolio - Church's - San Antonio          700,000.00   07/01/12
5109 E. La Palma Ave                              3,788,401.32   07/01/12
Ehrlich Portfolio - Jack in the Box - Hurst         880,000.00   07/01/12
Ehrlich Portfolio - Golden Corral - Lakeland      1,600,000.00   07/01/12
Ehrlich Portfolio - Black Eyed Pea - Plano        1,490,000.00   07/01/12
Ehrlich Portfolio - Applebee's - Mount Vernon     2,040,000.00   07/01/12
Ehrlich Portfolio - Arby's - New Bern               580,000.00   07/01/12
Circuit City Headquarters                        31,270,000.00   07/01/12
Ehrlich Portfolio - Tony Roma's - Jacksonville    1,300,000.00   07/01/12
Ehrlich Portfolio - Taco Bell  - Macomb             720,000.00   07/01/12
Ehrlich Portfolio - Denny's - Virginia Beach        990,000.00   07/01/12
AMLI Downtown Apartments                         25,000,000.00   08/01/12
CVS Wilmington                                    2,335,000.00   08/01/12
Courtyard Madison East                           10,100,000.00   09/01/12
Golden Valley Office Park                         7,200,000.00   10/01/12



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.